Exhibit 32.1

                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Circuit City Stores, Inc. (the "Company") Quarterly Report on Form 10-Q for the quarter ended May 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, W. Alan McCollough, Chairman, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         (1). The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2). The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:    July 9, 2004                By:      /s/ W. Alan McCollough
                                               --------------------------
                                               W. Alan McCollough
                                               Chairman, President and
                                               Chief Executive Officer


A signed original of this written statement required by Section 906 has been provided to Circuit City Stores, Inc. and will be retained by the company and furnished to the Securities and Exchange Commission or its staff upon request.






                                                                    Exhibit 32.2

                  CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Circuit City Stores, Inc. (the "Company") Quarterly Report on Form 10-Q for the quarter ended May 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael
E. Foss, Senior Vice President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         (1). The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2). The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:    July 9, 2004                   By:      /s/ Michael E. Foss
                                                  --------------------------
                                                  Michael E. Foss
                                                  Senior Vice President and
                                                  Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to Circuit City Stores, Inc. and will be retained by the company and furnished to the Securities and Exchange Commission or its staff upon request.